                                                                    Exhibit 4.2




NUMBER                                                                   SHARES

                   [ANTHRA PHARMACEUTICALS, INC.  LETTERHEAD]

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                                              CUSIP 037022 10 0
                                            SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT
                                    SPECIMEN

IS THE OWNER OF

     FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE OF $.01 PER SHARE, OF ANTHRA PHARMACEUTICALS, INC. transferable on the books of the Corporation by the holder hereof in person or by a duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


                               [CORPORATE SEAL]
 /s/ Mervyn Israel                                        /s/ Michael C. Walker
CHAIRMAN OF THE BOARD AND SECRETARY       CHIEF EXECUTIVE OFFICER AND PRESIDENT



COUNTERSIGNED AND REGISTERED.
     AMERICAN STOCK TRANSFER & TRUST COMPANY
          (NEW YORK, NEW YORK)
                              TRANSFER AGENT
                               AND REGISTRAR

      BY ------------------------------------
                         AUTHORIZED SIGNATURE
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                          ANTHRA PHARMACEUTICALS, INC.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM - as tenants in common
     TEN ENT - as tenants by the entireties
     JT TEN - as joint tenants with right of survivorship and not as tenants in common

     UNIF GIFT MIN ACT-____________ Custodian ____________________
                          (Cust)                    (Minor)

                       under Uniform Gifts to Minors

                       Act_______________________
                                 (State)

    Additional abbreviations may also be used though not in the above list.


  For value received, ____________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
/                                     /

_______________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

______________________________________________________________________________


_______________________________________________________________________________


_________________________________________________________________________shares of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint


_______________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated_______________________________


                        X______________________________________________________
                 NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND
                         WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION
                         OR ENLARGEMENT OR ANY CHANGE WHATEVER.


                         ______________________________________________________
SIGNATURE(S) GUARANTEED: THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
                         GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
                         AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.